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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       Date of report (Date of earliest event reported): November 13, 2006

                      WESTBOROUGH FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)



    MASSACHUSETTS               000-27997              04-3504121
    -------------               ---------              ----------
   (State or other          (Commission File        (IRS Employer
   jurisdiction of               Number)          Identification No.)
   incorporation)

                    100 E. MAIN STREET, WESTBOROUGH, MA 01581
               (Address of principal executive offices) (Zip Code)

                                 (508) 366-4111
                                 (508) 616-9206
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 13, 2006, The Westborough Bank, Westborough Financial Services, Inc. ("Westborough Financial") and Westborough Bancorp, MHC and Hudson Savings Bank, HudWest Financial Services, Inc., and Assabet Valley Bancorp entered into an Agreement and Plan of Merger (the "Agreement"). The Agreement provides, among other things, that as a result of the merger each outstanding share of Westborough Financial common stock, other than shares owned by Westborough Bancorp, MHC, will be converted into the right to receive $35.00 in cash.

         Consummation of the merger is subject to a number of customary conditions, including, but not limited to (i) the approval of the Agreement by the shareholders of Westborough Financial, (ii) the approval of the Agreement by the corporators of Westborough Bancorp, MHC and Assabet Valley Bancorp and (iii) the receipt of requisite regulatory approvals. The mutual holding company structure of Westborough Bancorp, MHC will be eliminated and The Westborough Bank will ultimately merge with and into Hudson Savings Bank.

         For additional information, reference is made to the press release dated November 14, 2006, which is included as Exhibit 99.1 and is incorporated herein by reference, and the other exhibit filed herewith.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)      The following exhibits are included with this Current Report on Form
         8-K:

         Exhibit No.  Description
         -----------  -----------

         2.1 Agreement and Plan of Merger by and between Assabet Valley Bancorp, HudWest Financial Services, Inc. and Hudson Savings Bank and Westborough Bancorp, MHC, Westborough Financial, Inc. and The Westborough Bank, dated as of November 13, 2006.

         99.1         Press Release dated November 14, 2006
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            WESTBOROUGH FINANCIAL SERVICES, INC.


                            By:      /s/ John L. Casagrande
                                     ---------------------------------
                            Name:    John L. Casagrande
                            Title:   Senior Vice President and Treasurer


Date: November 17, 2006
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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

2.1 Agreement and Plan of Merger between Assabet Valley Bancorp, HudWest Financial Services, Inc. and Hudson Savings Bank and Westborough Bancorp, MHC, Westborough Financial Services, Inc. and The Westborough Bank, dated as of November 13, 2006

99.1          Press Release dated November 14, 2006